UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SOURCE CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Monday, May 5, 2008

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Source Capital, Inc. (the "Fund"), will be held in the Century Ballroom on the Second Floor, of The Olympic Collection, 11301 Olympic Boulevard, Los Angeles, California 90064, on Monday, May 5, 2008, at 10:00 a.m. Pacific Time, to consider and vote on the following matters:

1. Election of four directors by the holders of Common Stock, $1.00 par value ("Common Stock"), and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value ("Preferred Stock"); and

2. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Your Directors recommend that you vote FOR all items.

March 7, 2008, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock and Preferred Stock of record at the close of business on that date will be entitled to vote.

By Order of the Board of Directors

SHERRY SASAKI

Secretary

March 28, 2008

It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. You may also vote the enclosed proxy by telephone or over the Internet. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors", and each member of the Board, a "Director") of Source Capital, Inc. (the "Fund"), of proxies to be voted at the annual meeting of shareholders of the Fund to be held at 10:00 a.m. (Los Angeles time) on Monday, May 5, 2008, in the Century Ballroom on the Second Floor, of The Olympic Collection, 11301 Olympic Boulevard, Los Angeles, California 90064 (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. This Proxy Statement and the accompanying materials are being mailed by the Board on or about March 28, 2008.

The Fund is organized as a Delaware corporation. In addition, the Fund is a registered investment company.

If you hold shares in your name as a record holder, you may vote your shares by proxy through the mail, telephone, or Internet as described on the proxy card. If you submit your proxy via the Internet, you may incur costs such as telephone and Internet access charges. Submitting your proxy will not limit your right to vote in person at the Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board's recommendations thereon. Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of First Pacific Advisors, LLC, the Fund's investment adviser ("FPA" or "Adviser"), or BNY Mellon Shareowner Services, the Fund's Transfer Agent, and the Fund reserves the right to retain outside agencies for the purpose of soliciting proxies. The cost of solicitation of proxies will be borne by the Fund, which will reimburse banks, brokerage firms, nominees, fiduciaries, and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement was first mailed to shareholders on or about March 28, 2008. The Fund's annual report to shareholders for the year ended December 31, 2007, may be viewed at the Fund's website www.fpafunds.com or may be obtained upon written request made to the Secretary of the Fund.

On March 7, 2008 (the record date for determining shareholders entitled to notice of and to vote at the Meeting), there were 8,655,240 shares of Common Stock and 1,969,212 shares of Preferred Stock outstanding. On February 29, 2008, the net assets of the Fund were $545,135,427. Shareholders of both classes are entitled to one vote per share and vote together as a single class unless otherwise indicated in the description of a proposal. No person is known by management to own beneficially or of record as much as 5% of the outstanding Common Stock or as much as 5% of the outstanding Preferred Stock.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders
1. Election of 6 Directors	Elect 4 Directors	Elect 2 Directors

2. Other Matters	Common and Preferred shareholders vote as a single class.

Annual reports are sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund's annual report is available on the Fund's website, www.fpafunds.com, and the Fund will furnish, without charge, a copy of its annual report and most recent quarterly report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550, or call (800) 982-4372 ext. 419. Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

1. ELECTION OF THE BOARD OF DIRECTORS

At the Meeting, six directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. The holders of the Preferred Stock, as a separate class, are entitled to elect two directors, and the holders of Common Stock, as a separate class, are entitled to elect the remaining directors. Shares of both classes have cumulative voting rights, which means that, with regard to the election of directors only, each shareholder has the right to cast a number of votes equal to the number of shares owned multiplied by the number of directors to be elected by that class of stock, and each shareholder may cast the whole number of votes for one candidate or distribute such votes among candidates as such shareholder chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the six nominees named below, reserving the right, however, to cumulate such votes in each class and distribute them among nominees at the discretion of the proxy holders. The affirmative votes of a majority of the shares of each class present in person or represented by proxy at the meeting are required to elect each director to be elected by that class. The following schedule sets forth certain information regarding each nominee, all of whom are incumbent directors, for election as director.

Name, Address* & Age	Position With Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During Past 5 Years (5)	Number of FPA Fund Boards on Which Director Serves	Other Directorships Held by Directors
"Non-Interested" Directors

Willard H. Altman, Jr., 72 (1,2,3)	Director	1998	Former Partner of Ernst & Young LLP, a public accounting firm. Director/Trustee of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of FPA Funds Trust (4). Chairman of the Board of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., and of FPA Funds Trust. Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities, from 1995 to 2002.	6	0

Thomas P. Merrick, 70 (1,2)	Director	2006	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director of FPA Paramount Fund, Inc. (since January 2008) (4). Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	2	0

David Rees, 84 (1,2)	Director	1968	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal for more than the preceding five years.	1	International Institute of Los Angeles

Paul G. Schloemer, 79 (1,2,3)	Director	1999	Retired. President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation (a manufacturer of motion control products).	1	0

Lawrence J. Sheehan, 75 (1,2)	Director	1991	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm of O'Melveny & Myers LLP. Director/Trustee of FPA Capital Fund, Inc., of FPA New Income Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of FPA Funds Trust (4). Chairman of the Board of FPA Perennial Fund, Inc.	6	0

Name, Address* & Age	Position With Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During Past 5 Years (5)	Number of FPA Fund Boards on Which Director Serves	Other Directorships Held by Directors
"Interested" Directors

Eric S. Ende, 63**	Director, President & Chief Investment Officer	2000	Partner of FPA (since October 2006). Director, President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc., and Vice President of FPA Capital Fund, Inc., of FPA New Income, Inc., and of FPA Funds Trust (4). Formerly, Senior Vice President of First Pacific Advisors, Inc. (1994 to September 2006).	3	0

  *  The address for each director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

  **  "Interested person" within the meaning of the Investment Company Act of 1940 ("Act" or "1940 Act") by virtue of his affiliation with FPA.

  (1)  Member of the Audit Committee of the Board of Directors.

  (2)  Member of the Corporate Responsibility Committee of the Board of Directors.

  (3)  Director elected by the holders of the Preferred Stock.

  (4)  FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., and FPA Funds Trust's FPA Crescent Fund are other investment companies advised by FPA. See "Information Concerning FPA" herein.

  (5)  "Principal Occupation" includes all positions held with affiliates of the Fund during the past five years.

All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

The Board of Directors has designated the five members identified by footnote (1) to the preceding table as the Audit Committee of the Board. All members of the Audit Committee are "independent," as that term is defined in the applicable listing standards of the New York Stock Exchange ("NYSE"). No member is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Fund with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Fund, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year. Willard H. Altman, Jr. and Lawrence J. Sheehan, each a member of the Audit Committee of the Fund, also serves as a member of the Audit Committees of FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., and FPA Funds Trust's FPA Crescent Fund, all of which are registered open-end investment companies. FPA is the investment adviser of the Fund and each of the registered open-end investment companies named above. The Board of Directors of the Fund, at a meeting held on August 6, 2007, considered the matter of simultaneous service, and determined that Messrs. Altman's and Sheehan's simultaneous service as a member of those Audit Committees does not impair their ability to serve on the Audit Committee of the Fund. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is attached as Exhibit A hereto. The Fund's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling (800) 982-4372.

The Board recommends that shareholders vote FOR the nominated directors.

AUDIT COMMITTEE REPORT

To the Board of Directors
of Source Capital, Inc.:  February 4, 2008

Our Committee has reviewed and discussed with management of the Fund and Deloitte & Touche LLP, the independent registered public accounting firm of the Fund, the audited financial statements of the Fund as of December 31, 2007, and the financial highlights for the year then ended (the "Audited Financial Statements"). In addition, we have discussed with Deloitte & Touche LLP the matters required by Codification of Statements on Auditing Standards No. 114 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and we have discussed with that firm its independence from the Fund. We also have discussed with management of the Fund and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Fund's internal controls and the financial reporting process. Deloitte & Touche LLP is responsible for performing an independent audit of the Fund's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Deloitte & Touche LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Fund's Board of Directors the inclusion of the Audited Financial Statements in the Fund's Annual Report to Shareholders for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Audit Committee:

David Rees, Chairman
Willard H. Altman, Jr.
Thomas P. Merrick
Paul G. Schloemer
Lawrence J. Sheehan

The Board of Directors has designated the five members identified by footnote (2) to the preceding table as the Corporate Responsibility Committee. All members of the Corporate Responsibility Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Corporate Responsibility Committee recommends to the full Board of Directors nominees for election as directors of the Fund to fill vacancies on the Board, when and as they occur. While the Corporate Responsibility Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Corporate Responsibility Committee is within the sole discretion of the Corporate Responsibility Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as directors. The responsibilities of the Corporate Responsibility Committee are set forth in the Corporate Responsibility Committee Charter, a copy of which is attached as Exhibit B hereto. The Corporate Responsibility Committee met four times during the last fiscal year.

During 2007, the Board of Directors held six meetings. Each director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served. All of the directors attended the Fund's prior year's annual meeting.

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Secretary of the Fund, at the following address: 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

The Fund's directors and officers are required to file reports with the Securities and Exchange Commission and the NYSE concerning their ownership and changes in ownership of the Fund's Common and Preferred Stock. Based on its review of such reports, the Fund believes that all filing requirements were met by its directors and officers during 2007.

During 2007, the Fund did not pay any salaries directly to officers but paid an investment advisory fee to FPA. The following information relates to director compensation. Each director who was not an interested person of FPA was compensated by the Fund at the rate of $20,000 per year plus a fee of $1,750 per day for Board of Directors or Committee meetings attended, and a fee of $500 per day for Special Board of Directors or Committee meetings held via telephone conference. The five directors who were not interested persons of FPA received total directors' fees of $136,500 for 2007. Each such director is also reimbursed for out-of-pocket expenses incurred as a director.

Name	Aggregate Compensation* From the Fund	Total Compensation* From All FPA Funds, Including the Fund
"Non-Interested" Directors
Willard H. Altman, Jr.	$27,500	$81,500	**
Thomas P. Merrick	27,000	27,000
David Rees	27,000	27,000
Paul G. Schloemer	27,500	27,500
Lawrence J. Sheehan	27,500	81,500	**
"Interested" Directors
Eric S. Ende	0	0

  *  No pension or retirement benefits are provided to directors by the Fund or the FPA Funds.

  **  Includes compensation from the Fund and from five open-end investment companies.

Fund Shares Owned by Directors as of March 7, 2008*

Name	Common Shares Held	Preferred Shares Held	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Director
"Non-Interested" Directors
Willard H. Altman, Jr.	701	3,000	Over $100,000	Over $100,000
Thomas P. Merrick	400	none	$10,001 to $50,000	$10,001 to $50,000
David Rees	8,944	240	Over $100,000	Over $100,000
Paul G. Schloemer	1,564	340	$50,001 to $100,000	$50,001 to $100,000
Lawrence J. Sheehan	4,353	none	Over $100,000	Over $100,000
"Interested" Directors
Eric S. Ende	1,522	none	$50,001 to $100,000	Over $100,000

  *  All officers and directors of the Fund as a group owned beneficially less than 1% of the outstanding shares of Common Stock and Preferred Stock of the Fund.

The following information relates to the executive officers of the Fund who are not directors of the Fund. Each officer also serves as an officer of FPA. The business address of each of the following officers is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

Name and Position With Fund	Principal Occupation During Past Five Years (1)	Age	Officer Since
Steven R. Geist (Executive Vice President & Portfolio Manager)	Partner of FPA (since October 2006). Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. Vice President of First Pacific Advisors, Inc. from 1994 to September 2006; and Senior Vice President and Fixed-Income Manager of the Fund from 1999 to November 2006.	54	1996

J. Richard Atwood (Treasurer)	Chief Operating Officer, Chief Financial Officer and Treasurer of FPA (since October 2006); and Director, President, Chief Executive Officer, Chief Financial Officer and Treasurer for more than the past five years, and Chief Compliance Officer (since August 2004), of FPA Fund Distributors, Inc. ("Fund Distributors"). Mr. Atwood also serves as Treasurer of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of FPA Funds Trust. Director, Principal, Chief Operating Officer and Chief Financial Officer (from 1997) of First Pacific Advisors, Inc. from 2000 to September 2006.	47	1997

Sherry Sasaki (Secretary)	Assistant Vice President and Secretary of FPA (since October 2006); and Secretary of Fund Distributors for more than the past five years. Ms. Sasaki also serves as Secretary of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of FPA Funds Trust. Assistant Vice President (from 1992) and Secretary (from 1991) of First Pacific Advisors, Inc. to September 2006.	53	1982

Christopher H. Thomas (Chief Compliance Officer)	Vice President and Chief Compliance Officer of FPA (since October 2006); Director, Vice President and Controller for more than the past five years of Fund Distributors; and Chief Compliance Officer (since August 2004) of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Funds Trust, of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. Controller from 1995 to 2005, and Vice President (from 1995) and Chief Compliance Officer (from 2004) of First Pacific Advisors, Inc. to September 2006; and Assistant Treasurer of the Fund, of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Funds Trust (from September 2002), of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. from 1995 to February 2006.	51	1995

  (1)  "Principal Occupation" includes all positions held with affiliates of the Fund during the past five years.

Information Concerning Independent Registered Public Accounting Firm

The Board of Directors, including a majority of the Directors who are not considered "interested persons" of the Fund as defined in the 1940 Act (the "Independent Board Members"), has selected Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2008. The employment of such firm is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Deloitte & Touche LLP has served as the independent registered public accounting firm for the Fund since November 11, 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

Audit Fees

Aggregate fees paid to Deloitte & Touche LLP for professional services for the audits of the Fund's 2006 and 2007 annual financial statements during the fiscal years ended December 31, 2006 and 2007, and the reviews of the financial statements included in the Fund's filings on Form N-SAR for those fiscal years, were $32,000 and $33,600, respectively.

Tax Fees

Aggregate fees for tax services provided by Deloitte & Touche LLP to the Fund during the 2006 and 2007 fiscal years were $6,300 and $6,550, respectively, in connection with the preparation and review of the 2006 and 2007 federal and state tax returns for the Fund.

No other services were provided to the Fund by Deloitte & Touche LLP.

Information Concerning FPA

First Pacific Advisors, LLC, maintains its principal office at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550. FPA is a Delaware limited liability company which was formed by the principals and key investment professionals of the Fund's previous investment adviser, First Pacific Advisors, Inc. Together with its predecessor organizations, FPA has been in the investment advisory business since 1954, and had served as the Fund's investment adviser since 1968.

FPA provides investment management and advisory services to the Fund pursuant to an Advisory Agreement, which was approved by shareholders of the Fund on May 25, 2006. The Advisory Agreement was approved for an initial term of two years and thereafter may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement through October 1, 2008, has been approved by the Board of Directors, by a majority of the directors who are not interested persons of the Fund or of the Adviser, and by the shareholders of the Fund.

The Advisory Agreement permits the Adviser to render advisory services to others, and the Adviser also serves as investment adviser to FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., and FPA Funds Trust's FPA Crescent Fund, open-end investment companies, which had net of assets of $1,864,811,698, $1,901,466,455, $393,217,788, $391,245,131 and $1,318,221,629, respectively, at December 31, 2007. FPA also advises institutional accounts. The Adviser had total assets under management of approximately $10 billion at December 31, 2007.

The management committee of the Adviser is comprised of two Managing Members, Mr. Atwood and Robert L. Rodriguez. Thomas H. Atteberry, Dennis M. Bryan, Rikard B. Ekstrand, Mr. Ende, Mr. Geist, and Steven T. Romick are partners of the Adviser.

2. OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Voting Requirements

A quorum of shareholders is required to take action at this Annual Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Fund entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

Based on the Fund's interpretation of Delaware law, abstentions on a proposal set forth herein will have the same effect as a vote against the proposal. Under the rules of the NYSE, brokers who hold shares in street name for customers have the authority to vote on Proposal 1 if they have not received instructions from beneficial owners.

Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the 2009 annual meeting of shareholders should be received by the Secretary of the Fund no later than November 28, 2008. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, after February 11, 2009, notice of a shareholder proposal is considered untimely and the Fund may solicit proxies in connection with the 2009 annual meeting that confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February 11, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 5, 2008

The Fund's proxy statement and annual report for the fiscal year ended December 31, 2007 are available free of charge on the Fund's website at www.fpafunds.com.

Adjournment

In the event that sufficient votes in favor of the proposal set forth herein are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies which have voted against any of such proposal.

By Order of the Board of Directors

Sherry Sasaki

Secretary

March 28, 2008

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

EXHIBIT A

SOURCE CAPITAL, INC.
AUDIT COMMITTEE CHARTER

Organization

This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors for any changes to the Charter. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom is independent.

Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from the Adviser. To be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Company or the Adviser or any of its affiliates. Additionally, no member shall be an "interested person" of the Company under the Investment Company Act of 1940 ("Act").

All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. It is expected that, under normal circumstances, the Board will designate at least one qualified member of the Committee as an "audit committee financial expert" under regulations adopted by the Securities and Exchange Commission ("SEC"). This designation will not reduce the responsibility of the other Committee members, nor will it increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Committee and of the Board.

If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee will hold regular meetings at least twice annually. Special meetings may be called at any time by any member of the Committee or at the request of the Company's independent auditors. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member. The presence of a majority of the members will constitute a quorum. The Chair will report the actions taken by the Committee to the Board of Directors and such report shall be included in the minutes of the Board meeting.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by the Adviser and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and the Adviser of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee may retain special counsel and other experts or consultants at the expense of the Company.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. The Adviser is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements on an annual basis. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound compliance practices, and ethical behavior.

The following shall be the principal recurring process of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

• The Committee shall have a clear understanding with the Adviser and the independent auditors that the independent auditors are ultimately accountable to the Audit Committee and the Board as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from the Adviser and the Company and the matters included in the written disclosures required by the applicable laws, rules and positions, including those of the Securities and Exchange Commission and accounting oversight boards. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval, if required.

A-1

• The Committee shall pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Company, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; provided, however, that an engagement of the Company's independent auditors to perform attest services for the Company, the Adviser or its affiliates required by generally accepted auditing standards to complete the examination of the Company's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deemed pre-approved if: (i) the Company's independent auditors inform the Audit Committee of the engagement, (ii) the Company's independent auditors advise the Audit Committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the Company, and (iii) the Audit Committee receives a copy of the independent auditor's report prepared in connection with such services. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting.

• The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including fees and the adequacy of staffing. Also, the Committee shall discuss with the Adviser and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, without the Adviser present, to discuss the results of their examinations.

• The Committee shall review with the Adviser the semiannual financial statements prior to the issuance of the Company's Semiannual Report to Shareholders. The Chair of the Committee may represent the entire Committee for the purposes of this review.

• The Committee shall review with the Adviser and the independent auditors the financial statements to be included in the Company's Annual Report to Shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

• The Committee shall review reports prepared by the Adviser from time to time concerning compliance with the Company's code of ethics, transactions with affiliates, and operations of the Adviser's trading department. The Committee shall also meet at least annually with the Company's Chief Compliance Officer and review reports prepared from time to time by the Company's Chief Compliance Officer concerning the Company's legal compliance programs.

• The Committee shall review and take any measures it deems appropriate to address any complaints or reports provided to the Company or the Committee related to any Company accounting or auditing matter or any potential violation of law. Also, the Committee shall review and take any measures it deems appropriate to address any complaints or reports provided by employees of the Company's investment adviser or its affiliates concerning any such matters.

A-2

EXHIBIT B

SOURCE CAPITAL, INC.
CORPORATE RESPONSIBILITY COMMITTEE CHARTER

Organization

This Charter governs the operations of the Corporate Responsibility Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors for any changes to the Charter. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, none of whom shall be an "interested person" of the Company under the Investment Company Act of 1940 ("Act").

If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee will hold regular meetings at least twice annually. Special meetings may be called at any time by the Chair or any two members of the Committee. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member. The presence of a majority of the members will constitute a quorum. The Chair will report the actions taken by the Committee to the Board of Directors and such report shall be included in the minutes of the Board meeting.

Statement of Policy

The Corporate Responsibility Committee has responsibility for identifying and recommending to the Board potential candidates for nomination as a director, and for supervising and reviewing the affairs of the Company as they relate to Board composition and Board evaluations including Board compensation. The Committee shall also be responsible for considering and reviewing all contractual arrangements between the Company and its investment adviser or any of the adviser's affiliates.

Duties and Responsibilities

The Corporate Responsibility Committee shall have the following duties and responsibilities in addition to any others that may be assigned by the Board:

• Identify, interview, and recruit candidates for vacancies or anticipated vacancies arising on the Board.

• Review potential directors' qualifications, skills, qualities, and other relevant factors.

• Monitor the Company's procedures for the receipt and consideration of director nominations by shareholders in accordance with the process for making such nominations that is set forth in the Company's annual proxy statements.

• Present to the Board in connection with each meeting of shareholders at which Directors are to be elected a list of individuals recommended for nomination for election to the Board.

• Review periodically the continued appropriateness of Board membership for each Director, taking into consideration the Director's qualifications, including capability, availability to serve, commitment, conflicts of interest, and other relevant factors.

• Review periodically director compensation and related issues.

• Establish and monitor procedures by which the Board will conduct, on at least an annual basis, evaluations of its overall effectiveness and the effectiveness of the Board's Committees.

• Consider and review periodically and as required by applicable law or regulation all contractual arrangements between the Company and its investment adviser or any of its affiliates.

B-1

Directions: The Olympic Collection
11301 Olympic Boulevard, Los Angeles, California, Telephone (310) 575-4585
Entrances to parking lot on Olympic Boulevard and Sawtelle Boulevard.

Going South on 405 Freeway:
Exit on Olympic/Pico off-ramp.
Note: The exit will go to Sawtelle Blvd. first.
Make a right on Sawtelle.
Take Sawtelle to Olympic.
Going North on 405 Freeway:
Exit Santa Monica Blvd.
Make a left onto Santa Monica Blvd.
Take Santa Monica to Sawtelle Blvd.
Make a left onto Sawtelle.
Take Sawtelle to Olympic Blvd.	Going West on I-10 Freeway:
Exit on Bundy North.
You will bear right.
Take Bundy to Olympic Blvd.
Make a right on Olympic Blvd.
Take Olympic to Sawtelle.
Going East on I-10 Freeway:
Go to the 405 North
Exit on Santa Monica Blvd.
Make a left on Santa Monica Blvd.
Go to Sawtelle Blvd.
Make a left on Sawtelle Blvd.
Take Sawtelle Blvd. to Olympic.

map not to scale

PROXY

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ERIC S. ENDE, DAVID REES, and WILLARD H. ALTMAN, JR., and each of them proxies with power of substitution, and hereby authorizes them to represent and to vote, as provided on the reverse side, all shares of Common Stock and Preferred Stock of the above Company which the undersigned is entitled to vote at the annual meeting to be held on Monday, May 5, 2008, and at any adjournments thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated March 2008.

(Continued, and to be marked, dated and signed, on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

  FOLD AND DETACH HERE

You can now access your Source Capital account online.

Access your Source Capital shareholder account online via Investor ServiceDirect® (ISD).

The Transfer Agent for Source Capital, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner

Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

If no direction is given, this proxy will be voted FOR Proposal 1.	Please
Mark Here
for Addresss
Change or
Comments
SEE REVERSE SIDE

	FOR	WITHHOLD AUTHORITY

1. To vote for the election of directors by Common and/or			2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
Preferred Stock:

Common Stock Directors	Preferred Stock Directors

01-Ende	05-Altman
02-Merrick	06-Schloemer
03-Rees
04-Sheehan

To withhold authority to vote for any individual nominee strike a line through the nominee’s name listed above.

Signature(s)			Dated:	, 2008
NOTE: Please sign as name appears above. When signing as attorney, executor, administrator, trustee for a corporation, please sign full title. For joint accounts, each owner must sign.

  FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/sor Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

To view or print a copy of the Source Capital, Inc. proxy statement or annual report for the year ended December 31, 2007, go to www.fpafunds.com. You may request a copy of these documents by calling 1-800-982-4372 ext. 419.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.